Fiscal 2012 Unaudited Second-Quarter Results November 9, 2011 Exhibit 99.2 Agilysys, Inc. (Nasdaq: AGYS)

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Forward-Looking Language
This Quarterly Report contains certain management expectations, which may constitute forward-looking information within the meaning of
Section 27A of the Securities Act of 1933, Section 21E of the Securities and Exchange Act of 1934, and the Private Securities Reform Act of
1995. Forward-looking information speaks only as to the date of this Quarterly Report and may be identified by use of words such as “may,”
“will,” “believes,” “anticipates,” “plans,” “expects,” “estimates,” “projects,” “targets,” “forecasts,” “continues,” “seeks,” or the negative of those terms or similar expressions. Many important factors could cause actual results to be materially different from those in forward-looking information including, without limitation, competitive factors, disruption of supplies, changes in market conditions, pending or future claims or litigation, or technology advances. No assurances can be provided as to the outcome of cost reductions, expected benefits and outcomes from our recent ERP implementation, business strategies, future financial results, unanticipated downturns to our relationships with customers and macroeconomic demand for IT products and services, unanticipated difficulties integrating acquisitions, new laws and government regulations, interest rate changes, consequences related to the concentrated ownership of our outstanding shares by MAK
Capital, unanticipated deterioration in economic and financial conditions in the United States and around the world, consequences associated with the sale of the Company’s TSG business, and uncertainties regarding restructuring actions and/or the relocation of the
Company’s corporate headquarters. The Company does not undertake to update or revise any forward-looking information even if events make it clear that any projected results, actions, or impact, express or implied, will not be realized.
Other potential risks and uncertainties that may cause actual results to be materially different from those in forward-looking information are described in “Risk Factors,” which is included in Part I, Item 1A of the Company’s Annual Report for the fiscal year ended March 31, 2011.
Use of Non-GAAP Financial Information
To supplement the unaudited condensed consolidated financial statements presented in accordance with U.S. GAAP in this presentation, certain non-GAAP financial measures as defined by the SEC rules are used.
Management believes that such information can enhance investors' understanding of the Company's ongoing operations. The non-GAAP measures included in this presentation have been reconciled to the comparable GAAP measures within an accompanying table, shown on the last page of this presentation.
Forward-looking statements & non-GAAP financial
information

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• Consolidated revenue increased 9%;
hardware up 8%, software up 23% and
services up 7%
• Gross margins increased 430 basis points —
margins were up across all product
categories
• SG&A, excluding depreciation, amortization
and charges, decreased $1.2M, primarily due
to previously executed cost savings
• Depreciation and amortization increased
$1.3M, primarily due to accelerated
depreciation and amortization of assets
located at Solon, OH facility
• Adjusted EBITDA, excluding certain charges,
increased from a loss of $4.0M to income of
$1.0M
• Income from discontinued operations
represents results from divested TSG
business unit — Q2 FY12 includes $12.6M
gain on sale
Q2 Year-over-Year Commentary
Statement of Operations ($Mil., except per share)
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2011 2010%
Net sales $53.6 $49.3
8.6%
Cost of goods sold $32.0 $31.6 1.3%
Gross profit $21.6 $17.8 21.7%
40.3% 36.0%
SG&A (excl. depr. & amort.) $21.1 $22.3 (5.3%)
Depreciation & amortization
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$3.4 $2.1
62.3%
Asset impairment charge $0.0 $0.1 (100.0%)
Restructuring charges $2.4 $0.0
nm
Operating loss ($5.2) ($6.7)
Other expense/(income), net $0.3 ($0.9)
Interest expense, net $0.5 $0.3
Loss before income taxes ($6.0) ($6.1)
Income tax (benefit)/expense ($2.8) ($1.1)
Loss from cont. ops. ($3.2) ($4.9)
Income from disc. ops., net of taxes $10.5 $2.7
Net income/(loss) $7.2 ($2.2)
Basic and diluted loss per share:
Net (loss) from continuing operations ($0.14) ($0.22)
Net income from discontinued operations $0.46 $0.12
Net income (loss) $0.32 ($0.10)
Adjusted EBITDA excl. charges $1.0 ($4.0)
1.8% (8.2%)
(1) $0.5M and $0.5M of developed technology amortization included in COGS for Q2FY12 and Q2FY11, respectively
(2) Excludes Asset impairment and Restructuring charges
Sept 30
Three Months Ended
Q2 review: consolidated results

• Revenue increased 10%, due to higher
hardware, software and services sales
• Gross margin increased due to higher
services and software margins
• SG&A, excluding depreciation &
amortization, increased $0.5M
• Restructuring charges of $0.6M relate to cost
saving initiatives executed in Q2
• Adjusted EBITDA, excluding restructuring
charges, increased $1.8M due to higher
revenue and gross margins
HSG Segment Profit ($Mil.) Q2 Year-over-Year Commentary
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2011 2010%
Net sales $22.6 $20.6
10.0%
Cost of goods sold $8.1 $8.4
(2.9%)
Gross profit $14.5 $12.2 18.9%
64.2% 59.4%
SG&A (excl. depr. & amort.) $11.9 $11.4
4.4%
Depreciation & amortization $0.7 $0.6
10.2%
Asset impairment charge $0.0 $0.1 (100.0%)
Restructuring charges $0.6 $0.0
nm
Operating income $1.4 $0.2
Depreciation & amortization
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$1.1 $1.1
Adjusted EBITDA $2.5 $1.3
Adjusted EBITDA excl. charges
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$3.1 $1.3
13.9% 6.5%
(1) $0.5M and $0.5M of developed technology amortization included in COGS for Q2FY12 and Q2FY11, respectively
(2) Excludes Asset impairment and Restructuring charges
Three Months Ended
Sept 30
Q2 review: Hospitality (“HSG”)

• Revenue increased 8%, primarily due to
higher hardware and services sales
• Gross margin increased as a result of higher
hardware and services margins
• SG&A, excluding depreciation & amortization,
was essentially unchanged
• Restructuring charges of $0.2M relate to cost
saving initiatives executed in Q2
• Adjusted EBITDA, excluding restructuring
charges, increased $1.4M due to revenue
growth and gross margin expansion
RSG Segment Profit ($Mil.) Q2 Year-over-Year Commentary
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Q2 review: Retail (“RSG”)
2011 2010%
Net sales $31.0 $28.8
7.6%
Cost of goods sold $23.9 $23.2
2.8%
Gross profit $7.1 $5.6 27.7%
22.9% 19.3%
SG&A (excl. depr. & amort.) $4.5 $4.4
2.5%
Depreciation & amortization $0.2 $0.1
nm
Restructuring charges $0.2 $0.0
Operating income $2.2 $1.1
Depreciation & amortization $0.2 $0.1
Adjusted EBITDA $2.4 $1.2
Adjusted EBITDA excl. charges
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$2.6 $1.2
8.3% 4.0%
(1) Excludes Restructuring charge
Three Months Ended
Sept 30

• SG&A, excluding depreciation &
amortization, decreased $1.8M due to lower
compensation and outside services
• Restructuring charge related to CFO
transition and corporate severance
• Significant progress made transitioning
corporate offices to Atlanta
• Executive positions hired
• Recruiting staff positions is on pace
• Executed lease buy-out of Solon facility
subsequent to September 30, 2011
Corporate ($Mil.) Q2 Year-over-Year Commentary
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Q2 review: Corporate/other
2011 2010 $
SG&A (excl. depr. & amort.) $4.7 $6.5 ($1.8)
Depreciation & amortization $2.6 $1.4 $1.2
Restructuring charge $1.5 $0.0 $1.5
Operating loss ($8.8) ($8.0) ($0.8)
Depreciation & amortization $2.6 $1.4 $1.2
Adjusted EBITDA ($6.2) ($6.6) $0.3
Adjusted EBITDA excl. charges
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($4.7) ($6.5) $1.8
(1) Excludes Restructuring charges
Three Months Ended
Sept 30
Corporate cost savings to be realized beginning in Q1 fiscal year 2013 after completion of Transition Services for TSG and relocation of corporate headquarters to Atlanta

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Cash on hand as of 9/30/11 was $93.7M
Working Capital
• Days sales outstanding decreased from 59 days as of 6/30/11 to 51 days as of 9/30/11, generating
$5.2M of cash — RSG A/R improved significantly in quarter
• Inventory decreased from $16.3M as of 6/30/11 to $13.6M as of 9/30/11, generating $2.7M of cash
— changes in inventory primarily driven by timing of customer roll-outs in RSG
• Improvements in DSO and DIOH were more than offset by decrease in A/P of $9.2M
• Deferred revenue declined $3.7M sequentially largely due to recognition of annual software maintenance
Share Repurchase
• Repurchased 800k shares in Q2 at an average price of $8.25 per share
• Total  cash investment in Q2 for share repurchases was $6.6M, inclusive of $0.02 per share commission
• Approximately 300k shares repurchased in October 2011
• Expect 1.6 million shares will be repurchased by end of December 2011 with a total investment of approximately $13M
FY12 Q2 review: summary balance sheet
performance
Cash on hand as of 9/30/11 was $93.7M — $6.6M of cash used in quarter to fund share repurchase

• Revenue increased 12%; hardware grew
18%, software 7% and services 8%
• Gross margin flat as higher proportion of
hardware volume more than offset increased
services margins
• SG&A, excluding depreciation & amortization,
was essentially unchanged
• Restructuring charges of $4.7M primarily
relate to costs associated with relocating
headquarters to Atlanta and other cost saving
initiatives
• Other income in prior year includes gain on
company owned life insurance policy
• Income tax benefit in current year reflects
realized tax benefit from sale of TSG
• Net income per share of $0.11 compared to
$0.55 loss per share
Statement of Operations ($Mil., except per share)
FTD Year-over-Year Commentary
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2011 2010%
Net sales $107.5 $96.1
11.8%
Cost of goods sold $66.3 $59.4 11.7%
Gross profit $41.1 $36.7 12.0%
38.3% 38.2%
SG&A (excl. depr. & amort.) $43.3 $43.0 0.6%
Depreciation & amortization
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$5.3 $4.5
19.1%
Asset impairment charge $0.0 $0.1 (100.0%)
Restructuring charges $4.7 $0.4
1080.0%
Operating loss ($12.1) ($11.2)
Other expense/(income), net $0.3 ($2.0)
Interest expense, net $0.8 $0.5
Loss before income taxes ($13.2) ($9.8)
Income tax (benefit)/expense ($4.6) $3.5
Loss from cont. ops. ($8.7) ($13.2)
Income from disc. ops., net of taxes $11.1 $0.7
Net income/(loss) $2.5 ($12.5)
Basic and diluted loss per share:
Net (loss) from continuing operations ($0.38) ($0.58)
Net income from discontinued operations $0.49 $0.03
Net income (loss) $0.11 ($0.55)
Adjusted EBITDA excl. charges
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($1.2) ($5.52)
(1.1%) (5.7%)
(1) $0.9M and $0.8M of developed technology amortization included in COGS for FTD FY12 and FY11, respectively
(2) Excludes Asset impairment and Restructuring charges
Six Months Ended
Sept 30
FY12 fiscal-to-date (FTD) review: consolidated
results

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Business Emphasis Investor Returns
• Serve large end markets that will benefit
from technology application
• Maintain leadership in delivering best in
class products and services
• Improve guest experience through agile
enterprise solutions
• Market focused product development
• Market leading growth and ROIC
• Peer leading performance metrics
• Price leadership
• Most efficient provider
• Capital allocation
• Apply capital to highest margin
opportunities
• R&D spend based on line of sight to return
on investment
• Value creating M&A opportunities
Deliver profitable growth, generating strong investment returns for shareholders
Aligning business focus and investor returns

Fiscal 2012 Unaudited Second-Quarter Results November 9, 2011 10 Agilysys, Inc. (Nasdaq: AGYS)

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2011 2010 2011 2010
Loss from continuing operations (3,238) $     (4,916) $     (8,678) $     (13,208) $
Plus:
    Interest expense, net 522            261            828            523
    Income tax (benefit) expense (2,806)        (1,143)        (4,557)        3,452
    Depreciation and amortization expense (a) 3,829         2,549         6,240         5,205
    Other expenses (income), net 308            (856)          271            (1,959)
Adjusted EBITDA (1,385) $     (4,105) $     (5,896) $     (5,987) $
Asset impairment charges -                59             -                59
Restructuring charges 2,370         10             4,716         403
Adjusted EBITDA excluding charges 985 $         (4,036) $     (1,180) $     (5,525) $
(a) Depreciation and amortization expense excludes amortization of deferred financing fees totaling $437 and $131 for the three months ended September 30, 2011 and 2010, respectively, and $568 and $262 for the six months ended
      September 30, 2011 and 2010, respectively, as such costs are already included in interest expense, net.
(In thousands)
Three Months Ended
September 30,
Six Months Ended
September 30,
Reconciliation of loss from continuing operations to
adjusted EBITDA excluding charges